UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2012

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2012, Sequenom, Inc. (the “Company”) and its wholly-owned subsidiary Sequenom Center for Molecular Medicine, LLC entered into an amendment (the “Amendment”) to their Loan and Security Agreement, dated as of May 31, 2011, as amended, with Silicon Valley Bank. The Amendment permits the Company to issue the convertible senior notes (and incur the related indebtedness) described under Item 8.01 below.

Item 7.01	Regulation FD Disclosure.

The Company has posted an updated management presentation on its website. A copy of the updated management presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information being furnished under Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events.

On September 12, 2012, the Company issued a press release titled “Sequenom Prices Offering of $110 Million of Its 5.00% Convertible Senior Notes Due 2017” (the “Pricing Press Release”) announcing the pricing of its private offering to qualified institutional buyers in reliance on Rule 144A under the Securities Act. A copy of the Pricing Press Release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Management presentation of Sequenom, Inc.

99.2	Press Release, dated September 12, 2012, titled “Sequenom Prices Offering of $110 Million of Its 5.00% Convertible Senior Notes Due 2017.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUENOM, INC.

Dated: September 12, 2012	By:	/s/ Clarke Neumann
Clarke Neumann
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Management presentation of Sequenom, Inc.

99.2	Press Release, dated September 12, 2012, titled “Sequenom Prices Offering of $110 Million of Its 5.00% Convertible Senior Notes Due 2017.”